Unity Bancorp, Inc.
64 Old Highway 22
Clinton, NJ 08809
800 618-BANK
www.unitybank.com

NewsNewsNewsNewsNews

For Immediate Release:

July 28, 2011

News Media & Financial Analyst Contact:
Alan J. Bedner, EVP
Chief Financial Officer
(908) 713-4308

Unity Bancorp Reports Second Quarter and Six Month Results

Clinton, NJ - Unity Bancorp, Inc. (NASDAQ: UNTY), parent company of Unity Bank, reported net income available to common shareholders of $249 thousand, or $0.03 per diluted share, for the quarter ended June 30, 2011, compared to net income available to common shareholders of $302 thousand, or $0.04 per diluted share for the same period a year ago.  Return on average assets and average common equity for the quarter were 0.32% and 1.95%, respectively.

For the six months ended June 30, 2011, Unity reported net income available to common shareholders of $85 thousand or $.01 per diluted share compared to net income available to common shareholders of $677 thousand, or $.09 per diluted share for the same period a year ago.

Net income available to common shareholders for both periods was adversely impacted by Unity’s decision during the second quarter to close two of its underperforming branches.  The closures will take place in the third quarter. As a result of this decision, $215 thousand in residual lease and fixed asset disposal expenses were realized in the second quarter.  Excluding these expenses, net income available to common shareholders for the three month period ending June 30, 2011, would have been $399 thousand or $.05 per diluted share.  For the six month period, net income available to common shareholders would have been $236 thousand or $.03 per diluted share.

James A. Hughes, President and CEO, stated, “Many of our borrowers continue to face the challenges of a difficult economic environment resulting in elevated loan loss provisions.”  Mr. Hughes continued, “On a positive note, during the quarter, we continued to report an improving margin.  In addition, in the third quarter we are closing two of our unprofitable branches (Colonia and Springfield) which will result in future cost savings.  The two branches had combined deposits of $39.1 million, half of which we expect to retain.”

Net Interest Income

Net interest income for the quarter and six months ended June 30, 2011, improved due to expanded spreads as our funding costs fell.  Net interest income increased $208 thousand to $7.5 million and $219 thousand to $14.9 million for the three and six months ended June 30, 2011, respectively.  Factors affecting net interest income for the quarter and year-to-date periods included:

•
The yield on earning assets was flat at 5.28% for the quarter ended June 30, 2011 compared to the same period a year ago. For the six month period, the yield on earning assets fell 6 basis points to 5.31%.

•	The cost of interest-bearing liabilities decreased in each period: 37 basis points for the quarter to 1.67% for 2011 and 43 basis points year-to-date to 1.69%.

•	Average interest earning assets fell $55.3 million and $64.0 million during the three and six month periods, respectively.

•	Net interest margin expanded 37 basis points to 3.88% for the quarter and 36 basis points to 3.90% for the six months ended June 30, 2011.

Noninterest Income

For the three months ended March 31, 2011, noninterest income amounted to $1.4 million, an increase of $277 thousand from the prior year’s period.  Noninterest income was affected by the following factors:

•
Branch fee income, which consists of deposit service charge and overdraft fees, increased 1.8 percent compared to the prior year’s quarter, as increased overdraft activity offset reduced deposit account service charges.

•	Service and loan fee income increased $139 thousand compared to the prior year’s period due to higher levels of payoff and other processing related fees.

•	Gains on sales on SBA loans amounted to $399 thousand on $4.9 million in sales, compared to $147 thousand on $1.4 million in sales the prior period.

•	Gains on the sales of residential mortgage loans amounted to $87 thousand, compared to $112 thousand from the prior year period.

•	Losses on the sales of investment securities amounted to $39 thousand, compared to gains of $4 thousand in the prior quarter.

For the six months ended June 30, 2011, noninterest income amounted to $2.7 million, an increase of $622 thousand from the prior year’s period.  Noninterest income was affected by the following factors:

•	Branch fee income decreased 1.7 percent to $680 thousand due to lower deposit account service charge activity.

•	Service and loan fee income increased $173 thousand compared to the prior year’s period due to higher levels of payoff and other processing related fees.

•	Gains on sales on SBA loans amounted to $510 thousand on $6.0 million in sales, compared to $147 thousand on $1.4 million in sales the prior period.

•	Gains on the sales of residential mortgages were $256 thousand, flat from the prior period.

•	Gains on the sales of investment securities amounted to $87 thousand, compared to $8 thousand in the prior year period.

Noninterest Expense

Noninterest expense for the three and six month periods ended June 30, 2011 was adversely impacted by the decision to close two underperforming branches.  These expenses totaled $215 thousand and include the residual lease obligation and fixed asset disposals.  Noninterest expenses would have been flat for the quarterly periods and would have increased $210 thousand or 1.75% for the six month period had the decision not been made.

For the three months ended June 30, 2011, noninterest expenses were $6.2 million, an increase of $207 thousand or 3.4% from the same period a year ago. The following factors affected our noninterest expense:

•	Compensation and benefits expense amounted to $2.9 million, an increase of $58 thousand or 2.1%, due to higher employee medical benefits costs and increased residential mortgage commissions.

•	Occupancy expense increased $219 thousand or 36.0% due to branch closure related expenses.

•	OREO expense increased $66 thousand, due to increased real estate carrying costs and valuation adjustments.

For the six months ended June 30, 2011, noninterest expenses were $12.4 million, an increase of $425 thousand or 3.5% from the same period a year ago. The following factors affected our noninterest expense:

•	Compensation and benefits expense amounted to $5.9 million, an increase of $116 thousand or 2.0%, due to higher employee medical benefits costs and increased residential mortgage commissions.

•	Occupancy expense increased $261 thousand, or 20.3%, due to branch closure related expenses and snow removal expenses.

•	OREO expense increased $258 thousand, due to increased real estate carrying costs and valuation adjustments.

Financial Condition

At June 30, 2011, total assets were $806.2 million, a 1.5% decrease from the prior year-end.

•
Total loans decreased $831 thousand, or 0.1%, from $615.9 million at December 31, 2010 to $615.1 million at June 30, 2011. The decrease occurred across the following loan categories with SBA 7(a), SBA 504 and consumer loans decreasing 1.1%, 13.2%, and 7.8%, respectively.  Commercial loans increased 2.3% while residential mortgage loans increased 5.0%.   Loan demand continues to be sluggish due to the weak economy.

•	Total securities decreased $13.1 million since December 31, 2010, due to sales and prepayments.

•
Core deposits, excluding time deposits, decreased $268 thousand during the six month period to $473.9 million.  The decrease was due primarily to a $8.3 million increase in savings deposits and a $3.3 million increase in noninterest-bearing demand deposits, offset by an $11.8 million decrease in interest-bearing demand deposits.  Time deposits decreased $13.4 million for the six months ended June 30, 2011 due to planned run off of a maturing high rate promotion that was completed late in 2008 to bolster liquidity.

•	Shareholders’ equity was $72.2 million at June 30, 2011, an increase of $2.1 million from year-end 2010, primarily due to the increase in other comprehensive income.

•	Book value per common share was $7.14 as of June 30, 2011.

•	At June 30, 2011 the leverage, Tier I and Total Risk Based Capital ratios were 10.41%, 13.41% and 14.68%, respectively, all in excess of the ratios required to be deemed “well-capitalized”.

Credit Quality

•	Nonperforming assets totaled $27.8 million at June 30, 2011, or 4.50% of total loans and OREO, compared to $29.8 million or 4.65% of total loans and OREO a year ago.

•
The SBA, SBA 504, commercial, residential mortgage and consumer nonaccrual loans were $7.9 million, $4.0 million, $8.9 million, $4.0 million and $270 thousand, respectively.  The majority of nonaccrual loans are secured by real estate.

•	OREO assets totaled $2.7 million at June 30, 2011, a decrease of $1.0 million, compared to $3.7 million a year ago.

•
The allowance for loan losses totaled $16.0 million at June 30, 2011, or 2.60% of total loans. The provision for loan losses for the quarter ended June 30, 2011 was $1.75 million compared to $1.5 million for the prior year’s quarter.  The provision for loan losses for the six months ended June 30, 2011 was $4.3 million compared to $3.0 million for the prior year’s period.

•
Net charge-offs were $1.0 million for the three months ended June 30, 2011, compared to $1.6 million for the same period a year ago.  Net charge-offs were $2.6 million for the six months ended June 30, 2011, compared to $2.9 million for the same period a year ago.

Mr. Hughes added, “Unity continues to work diligently to address problem loans.  However, the process is slow due to the backlog in the court systems.  In addition, real estate values continue to be depressed.  For the near term, the size of our loan loss provision will remain the most important single factor in our earnings.  However, we are hopeful we will see further improvement in credit quality in the near future.”

Unity Bancorp, Inc. is a financial service organization headquartered in Clinton, New Jersey, with approximately $806 million in assets and $641 million in deposits.  Unity Bank provides financial services to retail, corporate and small business customers through its 16 retail service centers located in Hunterdon, Middlesex, Somerset, Union and Warren Counties in New Jersey and Northampton County, Pennsylvania.  For additional information about Unity, visit our website at www.unitybank.com, or call 800- 618-BANK.

This news release contains certain forward-looking statements, either expressed or implied, which are provided to assist the reader in understanding anticipated future financial performance.  These statements may be identified by use of the words “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project” or similar expressions.  These statements involve certain risks, uncertainties, estimates and assumptions made by management, which are subject to factors beyond the company’s control and could impede its ability to achieve these goals.  These factors include general economic conditions, trends in interest rates, the ability of our borrowers to repay their loans, our ability to manage and reduce the level of our nonperforming assets, and results of regulatory exams, among other factors.

	UNITY BANCORP, INC.
	SUMMARY FINANCIAL HIGHLIGHTS
	June 30, 2011

				June 30, 2011 vs.
				March 31, 2011	June 30, 2010
Amounts in thousands, except percentages and per share amounts	June 30, 2011	March 31, 2011	June 30, 2010%		%

BALANCE SHEET DATA:
Total assets	$806,163	$820,833	$869,735	-1.8%	-7.3%
Total deposits	641,167	656,776	693,232	-2.4%	-7.5%
Total loans	615,105	614,522	637,180	0.1%	-3.5%
Total securities	115,188	120,815	143,662	-4.7%	-19.8%
Total shareholders' equity	72,207	70,381	69,633	2.6%	3.7%
Allowance for loan losses	(16,018)	(15,275)	(13,946)	4.9%	14.9%

FINANCIAL DATA - QUARTER TO DATE:
Income (loss) before provision (benefit) for income taxes	$921	$72	$893	1179.2%	3.1%
Provision (benefit) for income taxes	277	(148)	212	287.2%	30.7%
Net income (loss)	644	220	681	192.7%	-5.4%
Preferred stock dividends & discount accretion	395	384	379	2.9%	4.2%
Income available (loss attributable) to common shareholders	$249	$(164)	$302	251.8%	-17.5%

Net income (loss) per common share - Basic (1)	$0.03	$(0.02)	$0.04	250.0%	-25.0%
Net income (loss) per common share - Diluted (1)	$0.03	$(0.02)	$0.04	250.0%	-25.0%

Return (loss) on average assets	0.32%	0.11%	0.31%	190.9%	3.2%
Return (loss) on average equity (2)	1.95%	-1.31%	2.43%	248.9%	-19.8%
Efficiency ratio	69.74%	71.56%	71.66%	-2.5%	-2.7%

FINANCIAL DATA - YEAR TO DATE:
Income (loss) before provision (benefit) for income taxes	$992	-	$1,826	-	-45.7%
Provision (benefit) for income taxes	129	-	397	-	-67.5%
Net income (loss)	863	-	1,429	-	-39.6%
Preferred stock dividends & discount accretion	778	-	752	-	3.5%
Income available (loss attributable) to common shareholders	$85	-	$677	-	-87.4%

Net income (loss) per common share - Basic (1)	$0.01	-	$0.09	-	-87.5%
Net income (loss) per common share - Diluted (1)	$0.01	-	$0.09	-	-87.9%

Return (loss) on average assets	0.21%	-	0.32%	-	-34.4%
Return (loss) on average equity (2)	0.34%	-	2.76%	-	-87.7%
Efficiency ratio	70.64%	-	71.32%	-	-1.0%

SHARE INFORMATION:
Market price per share	6.79	6.95	5.35	-2.3%	26.9%
Dividends paid	-	-	-	0.0%	0.0%
Book value per common share	7.14	7.09	7.11	0.7%	0.4%
Average diluted shares outstanding (QTD)	7,710	7,219	7,475	6.8%	3.1%

CAPITAL RATIOS:
Total equity to total assets	8.96%	8.57%	8.01%	4.5%	11.9%
Leverage ratio	10.41%	10.15%	9.43%	2.6%	10.4%
Tier 1 risk-based capital ratio	13.41%	13.04%	12.39%	2.8%	8.2%
Total risk-based capital ratio	14.68%	14.30%	13.65%	2.7%	7.5%

CREDIT QUALITY AND RATIOS:
Nonperforming assets	$27,821	$26,525	$29,799	4.9%	-6.6%
QTD net chargeoffs (annualized) to QTD average loans	0.66%	1.05%	1.00%	-37.1%	-34.5%
Allowance for loan losses to total loans	2.60%	2.49%	2.19%	4.8%	19.0%
Nonperforming assets to total loans and OREO	4.50%	4.30%	4.65%	4.8%	-3.1%
Nonperforming assets to total assets	3.45%	3.23%	3.43%	6.8%	0.7%

(1) Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by weighted average shares outstanding.
(2) Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by average shareholders' equity (excluding preferred stock).

	UNITY BANCORP, INC.
	CONSOLIDATED BALANCE SHEETS
	June 30, 2011

				June 30, 2011 vs.
				March 31, 2011	June 30, 2010
Amounts in thousands, except percentages	June 30, 2011	March 31, 2011	June 30, 2010%		%

ASSETS
Cash and due from banks	$12,915	$15,478	$18,016	-16.6%	-28.3%
Federal funds sold and interest-bearing deposits	33,367	39,880	37,478	-16.3%	-11.0%
Cash and cash equivalents	46,282	55,358	55,494	-16.4%	-16.6%

Securities available for sale	101,872	103,238	121,628	-1.3%	-16.2%
Securities held to maturity	13,316	17,577	22,034	-24.2%	-39.6%
Total securities	115,188	120,815	143,662	-4.7%	-19.8%

SBA loans held for sale	13,753	9,933	22,093	38.5%	-37.7%
SBA loans held to maturity	71,429	74,657	73,298	-4.3%	-2.5%
SBA 504 loans	55,810	60,092	65,343	-7.1%	-14.6%
Commercial loans	287,785	283,135	285,173	1.6%	0.9%
Residential mortgage loans	134,782	132,512	132,993	1.7%	1.3%
Consumer loans	51,546	54,193	58,280	-4.9%	-11.6%
Total loans	615,105	614,522	637,180	0.1%	-3.5%
Allowance for loan losses	(16,018)	(15,275)	(13,946)	4.9%	14.9%
Net loans	599,087	599,247	623,234	0.0%	-3.9%

Premises and equipment, net	10,650	10,782	11,348	-1.2%	-6.2%
Bank owned life insurance (BOLI)	8,959	8,885	8,653	0.8%	3.5%
Deferred tax assets	6,756	7,833	7,485	-13.7%	-9.7%
Federal Home Loan Bank stock	4,088	4,206	4,656	-2.8%	-12.2%
Accrued interest receivable	3,692	3,725	3,972	-0.9%	-7.0%
Other real estate owned (OREO)	2,722	2,602	3,728	4.6%	-27.0%
Prepaid FDIC insurance	2,720	2,994	3,836	-9.2%	-29.1%
Goodwill and other intangibles	1,537	1,541	1,552	-0.3%	-1.0%
Other assets	4,482	2,845	2,115	57.5%	111.9%

Total assets	$806,163	$820,833	$869,735	-1.8%	-7.3%

LIABILITIES AND SHAREHOLDERS' EQUITY
Noninterest-bearing demand deposits	$94,547	$91,247	$87,908	3.6%	7.6%
Interest-bearing demand deposits	93,730	101,878	98,316	-8.0%	-4.7%
Savings deposits	285,651	293,750	291,355	-2.8%	-2.0%
Time deposits, under $100,000	106,880	110,050	143,617	-2.9%	-25.6%
Time deposits, $100,000 and over	60,359	59,851	72,036	0.8%	-16.2%
Total deposits	641,167	656,776	693,232	-2.4%	-7.5%

Borrowed funds	75,000	75,000	87,672	0.0%	-14.5%
Subordinated debentures	15,465	15,465	15,465	0.0%	0.0%
Accrued interest payable	570	569	661	0.2%	-13.8%
Accrued expenses and other liabilities	1,754	2,642	3,072	-33.6%	-42.9%
Total liabilities	733,956	750,452	800,102	-2.2%	-8.3%

Cumulative perpetual preferred stock	19,278	19,146	18,770	0.7%	2.7%
Common stock	53,590	52,842	55,592	1.4%	-3.6%
Retained earnings (deficit)	(1,757)	(2,006)	(815)	12.4%	-115.6%
Treasury stock, at cost	-	-	(4,169)	0.00%	100.0%
Accumulated other comprehensive income (loss)	1,096	399	255	174.7%	329.8%
Total shareholders' equity	72,207	70,381	69,633	2.6%	3.7%

Total liabilities and shareholders' equity	$806,163	$820,833	$869,735	-1.8%	-7.3%

Issued common shares	7,412	7,222	7,579
Outstanding common shares	7,412	7,222	7,154
Treasury shares	-	-	425

	UNITY BANCORP, INC.
	QTD CONSOLIDATED STATEMENTS OF INCOME
	June 30, 2011

				June 30, 2011 vs.
	For the Three Months Ended			March 31, 2011		June 30, 2010
Amounts in thousands, except percentages and per share amounts	June 30, 2011	March 31, 2011	June 30, 2010	$	%	$	%

INTEREST INCOME
Federal funds sold and interest-bearing deposits	$9	$11	$29	$(2)	-18.2%	$(20)	-69.0%
Federal Home Loan Bank stock	35	66	49	(31)	-47.0%	(14)	-28.6%

Securities available for sale	891	864	1,054	27	3.1%	(163)	-15.5%
Securities held to maturity	180	287	250	(107)	-37.3%	(70)	-28.0%
Total securities	1,071	1,151	1,304	(80)	-7.0%	(233)	-17.9%

SBA loans	1,191	1,236	1,300	(45)	-3.6%	(109)	-8.4%
SBA 504 loans	834	955	1,091	(121)	-12.7%	(257)	-23.6%
Commercial loans	4,581	4,306	4,488	275	6.4%	93	2.1%
Residential mortgage loans	1,846	1,831	1,959	15	0.8%	(113)	-5.8%
Consumer loans	629	686	724	(57)	-8.3%	(95)	-13.1%
Total loans	9,081	9,014	9,562	67	0.7%	(481)	-5.0%

Total interest income	10,196	10,242	10,944	(46)	-0.4%	(748)	-6.8%

INTEREST EXPENSE
Interest-bearing demand deposits	143	139	188	4	2.9%	(45)	-23.9%
Savings deposits	584	581	728	3	0.5%	(144)	-19.8%
Time deposits	1,045	1,097	1,687	(52)	-4.7%	(642)	-38.1%
Borrowed funds and subordinated debentures	953	950	1,078	3	0.3%	(125)	-11.6%
Total interest expense	2,725	2,767	3,681	(42)	-1.5%	(956)	-26.0%

Net interest income	7,471	7,475	7,263	(4)	-0.1%	208	2.9%
Provision for loan losses	1,750	2,500	1,500	(750)	-30.0%	250	16.7%
Net interest income after provision for loan losses	5,721	4,975	5,763	746	15.0%	(42)	-0.7%

NONINTEREST INCOME
Branch fee income	337	344	331	(7)	-2.0%	6	1.8%
Service and loan fee income	384	243	245	141	58.0%	139	56.7%
Gain on sale of SBA loans held for sale, net	399	111	147	288	259.5%	252	171.4%
Gain on sale of mortgage loans	87	169	112	(82)	-48.5%	(25)	-22.3%
Bank owned life insurance (BOLI)	74	73	78	1	1.4%	(4)	-5.1%
Net security gains	(39)	125	4	(164)	-131.2%	(43)	-1075.0%
Other income	205	190	253	15	7.9%	(48)	-19.0%
Total noninterest income	1,447	1,255	1,170	$192	15.3%	$277	23.7%

NONINTEREST EXPENSE
Compensation and benefits	2,880	3,057	2,822	(177)	-5.8%	58	2.1%
Occupancy	827	720	608	107	14.9%	219	36.0%
Processing and communications	537	507	555	30	5.9%	(18)	-3.2%
Furniture and equipment	410	384	447	26	6.8%	(37)	-8.3%
Professional services	192	202	199	(10)	-5.0%	(7)	-3.5%
Loan collection costs	201	224	243	(23)	-10.3%	(42)	-17.3%
OREO expense	223	222	157	1	0.5%	66	42.0%
Deposit insurance	282	319	320	(37)	-11.6%	(38)	-11.9%
Advertising	205	118	241	87	73.7%	(36)	-14.9%
Other expenses	490	405	448	85	21.0%	42	9.4%
Total noninterest expense	6,247	6,158	6,040	89	1.4%	207	3.4%

Income (loss) before provision (benefit) for income taxes	921	72	893	849	1179.2%	28	3.1%
Provision (benefit) for income taxes	277	(148)	212	425	287.2%	65	30.7%
Net income (loss)	644	220	681	424	192.7%	(37)	-5.4%
Preferred stock dividends & discount accretion	395	384	379	11	2.9%	16	4.2%
Income available (loss attributable) to common shareholders	$249	$(164)	$302	$413	251.8%	$(53)	-17.5%

Effective tax rate	30.1%	-205.6%	23.7%

Net income (loss) per common share - Basic	$0.03	$(0.02)	$0.04
Net income (loss) per common share - Diluted	$0.03	$(0.02)	$0.04

Weighted average common shares outstanding - Basic	7,271	7,219	7,156
Weighted average common shares outstanding - Diluted	7,710	7,219	7,475

UNITY BANCORP, INC.
YTD CONSOLIDATED STATEMENTS OF INCOME
June 30, 2011

	Current YTD	Prior YTD	Current YTD VS. Prior YTD
Amounts in thousands, except percentages and per share amounts	June 30, 2011	June 30, 2010		$	%

INTEREST INCOME
Federal funds sold and interest-bearing deposits	$20	$55	$(35)		-63.6%
Federal Home Loan Bank stock	101	83	18		21.7%

Securities available for sale	1,754	2,334	(580)		-24.9%
Securities held to maturity	468	588	(120)		-20.4%
Total securities	2,222	2,922	(700)		-24.0%

SBA loans	2,427	2,752	(325)		-11.8%
SBA 504 loans	1,789	2,177	(388)		-17.8%
Commercial loans	8,887	9,092	(205)		-2.3%
Residential mortgage loans	3,677	3,921	(244)		-6.2%
Consumer loans	1,315	1,455	(140)		-9.6%
Total loans	18,095	19,397	(1,302)		-6.7%

Total interest income	20,438	22,457	(2,019)		-9.0%

INTEREST EXPENSE
Interest-bearing demand deposits	283	446	(163)		-36.5%
Savings deposits	1,165	1,629	(464)		-28.5%
Time deposits	2,140	3,500	(1,360)		-38.9%
Borrowed funds and subordinated debentures	1,904	2,155	(251)		-11.6%
Total interest expense	5,492	7,730	(2,238)		-29.0%

Net interest income	14,946	14,727	219		1.5%
Provision for loan losses	4,250	3,000	1,250		41.7%
Net interest income after provision for loan losses	10,696	11,727	(1,031)		-8.8%

NONINTEREST INCOME
Branch fee income	680	692	(12)		-1.7%
Service and loan fee income	627	454	173		38.1%
Gain on sale of SBA loans held for sale, net	510	147	363		246.9%
Gain on sale of mortgage loans	256	258	(2)		-0.8%
Bank owned life insurance (BOLI)	147	151	(4)		-2.6%
Net security gains	87	8	79		987.5%
Other income	395	370	25		6.8%
Total noninterest income	2,702	2,080	622		29.9%

NONINTEREST EXPENSE
Compensation and benefits	5,937	5,821	116		2.0%
Occupancy	1,546	1,285	261		20.3%
Processing and communications	1,044	1,080	(36)		-3.3%
Furniture and equipment	794	870	(76)		-8.7%
Professional services	394	428	(34)		-7.9%
Loan collection costs	425	427	(2)		-0.5%
OREO expense	445	187	258		138.0%
Deposit insurance	601	650	(49)		-7.5%
Advertising	323	348	(25)		-7.2%
Other expenses	897	885	12		1.4%
Total noninterest expense	12,406	11,981	425		3.5%

Income before provision for income taxes	992	1,826	(834)		-45.7%
Provision for income taxes	129	397	(268)		-67.5%
Net income	863	1,429	(566)		-39.6%
Preferred stock dividends & discount accretion	778	752	26		3.5%
Income available to common shareholders	$85	$677	$(592)		-87.4%

Effective tax rate	13.0%	21.7%

Net income per common share - Basic	$0.01	$0.09
Net income per common share - Diluted	$0.01	$0.09

Weighted average common shares outstanding - Basic	7,245	7,153
Weighted average common shares outstanding - Diluted	7,688	7,392

	UNITY BANCORP, INC.
	QUARTER TO DATE NET INTEREST MARGIN
	June 30, 2011

	For the Three Months Ended
	June 30, 2011			March 31, 2011
Amounts in thousands, except percentages	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield

ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits	$40,499	$9	0.09%	$33,252	$11	0.13%
Federal Home Loan Bank stock	4,097	35	3.43%	4,206	66	6.36%

Securities available for sale	103,750	939	3.62%	105,027	912	3.47%
Securities held to maturity	14,841	185	4.99%	19,516	292	5.98%
Total securities (A)	118,591	1,124	3.79%	124,543	1,204	3.87%

SBA loans	85,678	1,191	5.56%	85,861	1,236	5.76%
SBA 504 loans	58,999	834	5.67%	61,998	955	6.25%
Commercial loans	284,503	4,581	6.46%	282,605	4,306	6.18%
Residential mortgage loans	132,386	1,846	5.58%	130,745	1,831	5.60%
Consumer loans	52,316	629	4.82%	54,849	686	5.07%
Total loans (B)	613,882	9,081	5.93%	616,058	9,014	5.91%

Total interest-earning assets	$777,069	$10,249	5.28%	$778,059	$10,295	5.34%

Noninterest-earning assets:
Cash and due from banks	16,243			17,764
Allowance for loan losses	(16,050)			(15,054)
Other assets	39,903			39,767
Total noninterest-earning assets	40,096			42,477

Total assets	$817,165			$820,536

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Interest-bearing demand deposits	$104,149	$143	0.55%	$103,550	$139	0.54%
Savings deposits	286,738	584	0.82%	289,805	581	0.81%
Time deposits	168,448	1,045	2.49%	174,620	1,097	2.55%
Total interest-bearing deposits	559,335	1,772	1.27%	567,975	1,817	1.30%
Borrowed funds and subordinated debentures	90,465	953	4.17%	90,465	950	4.20%

Total interest-bearing liabilities	$649,800	$2,725	1.67%	$658,440	$2,767	1.70%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	92,090			88,797
Other liabilities	4,760			3,530
Total noninterest-bearing liabilities	96,850			92,327

Total shareholders' equity	70,515			69,769

Total liabilities and shareholders' equity	$817,165			$820,536

Net interest spread		$7,524	3.61%		$7,528	3.64%
Tax-equivalent basis adjustment		(53)			(53)
Net interest income		$7,471			$7,475
Net interest margin			3.88%			3.92%

(A) Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductible portion of interest expense, assuming a federal tax rate of 34 percent and applicable state rates.

(B) The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

	UNITY BANCORP, INC.
	QUARTER TO DATE NET INTEREST MARGIN
	June 30, 2011

	For the Three Months Ended
	June 30, 2011			June 30, 2010
Amounts in thousands, except percentages	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield

ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits	$40,499	$9	0.09%	$41,695	$29	0.28%
Federal Home Loan Bank stock	4,097	35	3.43%	4,656	49	4.22%

Securities available for sale	103,750	939	3.62%	120,333	1,068	3.55%
Securities held to maturity	14,841	185	4.99%	23,300	256	4.39%
Total securities (A)	118,591	1,124	3.79%	143,633	1,324	3.69%

SBA loans	85,678	1,191	5.56%	98,214	1,300	5.29%
SBA 504 loans	58,999	834	5.67%	66,318	1,091	6.60%
Commercial loans	284,503	4,581	6.46%	285,709	4,488	6.30%
Residential mortgage loans	132,386	1,846	5.58%	133,379	1,959	5.87%
Consumer loans	52,316	629	4.82%	58,718	724	4.95%
Total loans (B)	613,882	9,081	5.93%	642,338	9,562	5.97%

Total interest-earning assets	$777,069	$10,249	5.28%	$832,322	$10,964	5.28%

Noninterest-earning assets:
Cash and due from banks	16,243			21,959
Allowance for loan losses	(16,050)			(14,678)
Other assets	39,903			42,289
Total noninterest-earning assets	40,096			49,570

Total assets	$817,165			$881,892

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Interest-bearing demand deposits	$104,149	$143	0.55%	$100,108	$188	0.75%
Savings deposits	286,738	584	0.82%	292,543	728	1.00%
Time deposits	168,448	1,045	2.49%	227,722	1,687	2.97%
Total interest-bearing deposits	559,335	1,772	1.27%	620,373	2,603	1.68%
Borrowed funds and subordinated debentures	90,465	953	4.17%	101,907	1,078	4.18%

Total interest-bearing liabilities	$649,800	$2,725	1.67%	$722,280	$3,681	2.04%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	92,090			86,772
Other liabilities	4,760			4,313
Total noninterest-bearing liabilities	96,850			91,085

Total shareholders' equity	70,515			68,527

Total liabilities and shareholders' equity	$817,165			$881,892

Net interest spread		$7,524	3.61%		$7,283	3.24%
Tax-equivalent basis adjustment		(53)			(20)
Net interest income		$7,471			$7,263
Net interest margin			3.88%			3.51%

(A) Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductible portion of interest expense, assuming a federal tax rate of 34 percent and applicable state rates.

(B) The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

	UNITY BANCORP, INC.
	YEAR TO DATE NET INTEREST MARGIN
	June 30, 2011

	For the Six Months Ended
	June 30, 2011			June 30, 2010
Amounts in thousands, except percentages	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield

ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits	$36,896	$20	0.11%	$37,119	$55	0.30%
Federal Home Loan Bank stock	4,151	101	4.91%	4,666	83	3.59%

Securities available for sale	104,385	1,849	3.54%	125,784	2,361	3.75%
Securities held to maturity	17,166	478	5.57%	25,300	610	4.82%
Total securities (A)	121,551	2,327	3.83%	151,084	2,971	3.93%

SBA loans	85,769	2,427	5.66%	98,177	2,752	5.61%
SBA 504 loans	60,490	1,789	5.96%	68,370	2,177	6.42%
Commercial loans	283,559	8,887	6.32%	288,865	9,092	6.35%
Residential mortgage loans	131,570	3,677	5.59%	133,991	3,921	5.85%
Consumer loans	53,576	1,315	4.95%	59,246	1,455	4.95%
Total loans (B)	614,964	18,095	5.92%	648,649	19,397	6.01%

Total interest-earning assets	$777,562	$20,543	5.31%	$841,518	$22,506	5.37%

Noninterest-earning assets:
Cash and due from banks	16,999			21,961
Allowance for loan losses	(15,555)			(14,630)
Other assets	39,835			41,596
Total noninterest-earning assets	41,279			48,927

Total assets	$818,841			$890,445

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Interest-bearing demand deposits	$103,851	$283	0.55%	$101,343	$446	0.89%
Savings deposits	288,263	1,165	0.81%	290,906	1,629	1.13%
Time deposits	171,517	2,140	2.52%	239,682	3,500	2.94%
Total interest-bearing deposits	563,631	3,588	1.28%	631,931	5,575	1.78%
Borrowed funds and subordinated debentures	90,465	1,904	4.19%	101,207	2,155	4.24%

Total interest-bearing liabilities	$654,096	$5,492	1.69%	$733,138	$7,730	2.12%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	90,453			84,978
Other liabilities	4,148			4,192
Total noninterest-bearing liabilities	94,601			89,170

Total shareholders' equity	70,144			68,137

Total liabilities and shareholders' equity	$818,841			$890,445

Net interest spread		$15,051	3.62%		$14,776	3.25%
Tax-equivalent basis adjustment		(105)			(49)
Net interest income		$14,946			$14,727
Net interest margin			3.90%			3.54%

(A) Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductible portion of interest expense, assuming a federal tax rate of 34 percent and applicable state rates.

(B) The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

	UNITY BANCORP, INC.
	ALLOWANCE FOR LOAN LOSSES AND LOAN QUALITY SCHEDULES
	June 30, 2011

Amounts in thousands, except percentages	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010

ALLOWANCE FOR LOAN LOSSES:
Balance, beginning of period	$15,275	$14,364	$14,163	$13,946	$14,055
Provision for loan losses charged to expense	1,750	2,500	2,750	1,500	1,500
	17,025	16,864	16,913	15,446	15,555
Less: Chargeoffs
SBA loans	592	711	445	389	517
SBA 504 loans	-	-	798	-	-
Commercial loans	646	848	1,115	989	1,038
Residential mortgage loans	-	142	190	95	115
Consumer loans	131	-	234	9	2
Total chargeoffs	1,369	1,701	2,782	1,482	1,672
Add: Recoveries
SBA loans	71	8	128	17	53
SBA 504 loans	-	-	-	-	-
Commercial loans	291	98	105	178	10
Residential mortgage loans	-	4	-	-	-
Consumer loans	-	2	-	4	-
Total recoveries	362	112	233	199	63
Net chargeoffs	1,007	1,589	2,549	1,283	1,609
Balance, end of period	$16,018	$15,275	$14,364	$14,163	$13,946

LOAN QUALITY INFORMATION:
Nonperforming loans	$25,099	$23,923	$21,662	$27,304	$26,071
Other real estate owned (OREO)	2,722	2,602	2,346	5,773	3,728
Nonperforming assets	27,821	26,525	24,008	33,077	29,799
Less: Amount guaranteed by Small Business Administration	2,857	3,355	2,706	2,094	1,436
Net nonperforming assets	$24,964	$23,170	$21,302	$30,983	$28,363

Loans 90 days past due & still accruing	$2,858	$4,248	$374	$2,467	$2,780

Allowance for loan losses to:
Total loans at quarter end	2.60%	2.49%	2.33%	2.25%	2.19%
Nonperforming loans	63.82%	63.85%	66.31%	51.87%	53.49%
Nonperforming assets	57.58%	57.59%	59.83%	42.82%	46.80%
Net nonperforming assets	64.16%	65.93%	67.43%	45.71%	49.17%

QTD net chargeoffs (annualized) to QTD average loans:
SBA loans	2.44%	3.32%	1.39%	1.56%	1.89%
SBA 504 loans	0.00%	0.00%	4.88%	0.00%	0.00%
Commercial loans	0.50%	1.08%	1.42%	1.14%	1.44%
Residential mortgage loans	0.00%	0.43%	0.58%	0.29%	0.35%
Consumer loans	1.00%	-0.01%	1.63%	0.03%	0.01%
Total loans	0.66%	1.05%	1.62%	0.80%	1.00%

Nonperforming loans to total loans	4.08%	3.89%	3.52%	4.34%	4.09%
Nonperforming assets to total loans and OREO	4.50%	4.30%	3.88%	5.21%	4.65%
Nonperforming assets to total assets	3.45%	3.23%	2.93%	3.91%	3.43%

	UNITY BANCORP, INC.
	QUARTERLY FINANCIAL DATA
	June 30, 2011

Amounts in thousands, except percentages and per share amounts	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010

SUMMARY OF INCOME:
Total interest income	$10,196	$10,242	$10,850	$10,726	$10,944
Total interest expense	2,725	2,767	2,990	3,314	3,681
Net interest income	7,471	7,475	7,860	7,412	7,263
Provision for loan losses	1,750	2,500	2,750	1,500	1,500
Net interest income after provision for loan losses	5,721	4,975	5,110	5,912	5,763
Total noninterest income (loss)	1,447	1,255	1,528	1,460	1,170
Total noninterest expense	6,247	6,158	6,602	6,404	6,040
Income (loss) before provision (benefit) for income taxes	921	72	36	968	893
Provision (benefit) for income taxes	277	(148)	(50)	242	212
Net income (loss)	644	220	86	726	681
Preferred stock dividends & discount accretion	395	384	385	385	379
Income available (loss attributable) to common shareholders	$249	$(164)	$(299)	$341	$302

Net income (loss) per common share - Basic	$0.03	$(0.02)	$(0.04)	$0.05	$0.04
Net income (loss) per common share - Diluted	$0.03	$(0.02)	$(0.04)	$0.05	$0.04

COMMON SHARE DATA:
Market price per share	$6.79	$6.95	$6.05	$5.25	$5.35
Dividends paid	$-	$-	$-	$-	$-
Book value per common share	$7.14	$7.09	$7.08	$7.19	$7.11
QTD weighted average shares - basic	7,271	7,219	7,209	7,176	7,156
QTD weighted average shares - diluted	7,710	7,219	7,209	7,467	7,475
Outstanding common shares	7,412	7,222	7,211	7,207	7,154

OPERATING RATIOS (Annualized):
Return (loss) on average assets	0.32%	0.11%	0.04%	0.34%	0.31%
Return (loss) on average equity	1.95%	-1.31%	-2.31%	2.66%	2.43%
Efficiency ratio	69.74%	71.56%	70.65%	72.47%	71.66%

BALANCE SHEET DATA:
Total assets	$806,163	$820,833	$818,410	$846,385	$869,735
Total deposits	641,167	656,776	654,788	670,158	693,232
Total loans	615,105	614,522	615,936	629,516	637,180
Total securities	115,188	120,815	128,242	134,820	143,662
Total shareholders' equity	72,207	70,381	70,085	70,730	69,633
Allowance for loan losses	(16,018)	(15,275)	(14,364)	(14,163)	(13,946)

TAX EQUIVALENT YIELDS AND RATES:
Interest-earning assets	5.28%	5.34%	5.45%	5.30%	5.28%
Interest-bearing liabilities	1.67%	1.70%	1.75%	1.89%	2.04%
Net interest spread	3.61%	3.64%	3.70%	3.41%	3.24%
Net interest margin	3.88%	3.92%	3.94%	3.66%	3.51%

CREDIT QUALITY:
Nonperforming assets	$27,821	$26,525	$24,008	$33,077	$29,799
QTD net chargeoffs (annualized) to QTD average loans	0.66%	1.05%	1.62%	0.80%	1.00%
Allowance for loan losses to total loans	2.60%	2.49%	2.33%	2.25%	2.19%
Nonperforming assets to total loans and OREO	4.50%	4.30%	3.88%	5.21%	4.65%
Nonperforming assets to total assets	3.45%	3.23%	2.93%	3.91%	3.43%

CAPITAL RATIOS AND OTHER:
Total equity to total assets	8.96%	8.57%	8.56%	8.36%	8.01%
Leverage ratio	10.41%	10.15%	9.97%	9.83%	9.43%
Tier 1 risk-based capital ratio	13.41%	13.04%	13.04%	12.67%	12.39%
Total risk-based capital ratio	14.68%	14.30%	14.30%	13.93%	13.65%
Number of banking offices	16	16	16	16	16
Number of ATMs	17	18	18	18	18
Number of employees	169	170	172	173	165